Exhibit 99.1

Psyence Biomedical Ltd. Approved to List on Nasdaq following Completion of Business Combination Agreement with Newcourt Acquisition Corp

TORONTO, Jan. 25, 2024 (GLOBE NEWSWIRE) -- Psyence Group Inc (“Psyence Group”), a clinical-stage life science biotechnology company pioneering the use of nature-derived psilocybin in mental health and wellbeing, is excited to announce the completion of its subsidiary Psyence Biomedical Ltd’s (“Psyence Biomed”) merger (the “Business Combination”) with Newcourt Acquisition Corp (“Newcourt”), a special purpose acquisition company. The Business Combination will list Psyence Biomed on the NASDAQ stock exchange, commencing on January 26, 2024 with the new ticker symbols “PBM” for common stock and “PBMWW” for warrants. In connection with the Business Combination, Psyence Biomed entered into a securities purchase agreement pursuant to which it will raise up to US$10 million in funding through the issuance of up to four senior secured convertible notes (the “Note Financing”) with a US based investment firm. The Note Financing will be utilized to further Psyence Biomed’s clinical trials conducted in Australia. The Business Combination received approval from Newcourt’s stockholders at a Special Meeting held on January 18, 2024.

Psyence Biomed is the therapeutic division of Psyence Group Inc which develops natural psilocybin products for the healing of psychological trauma and its mental health consequences in the context of palliative care. Psyence Biomed has partnered with iNGENū Pty Ltd (iNGENū) to conduct Psyence’s clinical trial in palliative care. iNGENū is an Australian based, globally focused contract research organisation (CRO) with extensive experience working in the psychedelic pharmaceutical drug development and clinical research industry.

iNGENū is responsible for jointly designing Psyence Biomed’s Phase IIb clinical trial, using PEX010, a 25mg naturally derived psilocybin drug candidate product in-licensed by Psyence Biomed, in the palliative care setting. The trial will be carried out in accordance with the requirements of the Therapeutic Goods Administration of the Commonwealth of Australia as well as other international guidelines that relate to clinical investigations and the conduct of clinical research.

Psyence Biomed’s Phase IIb study is a randomised, placebo-controlled, double-blind study. It will evaluate the use of psilocybin assisted psychotherapy vs psychotherapy alone. It will use FDA-recommended primary endpoints to test natural psilocybin (PEX010) in patients with adjustment disorder due to a recent terminal cancer diagnosis. Upon successful completion of the study, Psyence Biomed plans to conduct a multinational Phase III registrational study.

Dr. Neil Maresky, CEO of Psyence Biomed, expressed enthusiasm, stating, “This merger represents a pivotal moment for Psyence as we continue our journey to redefine health and wellness. The NASDAQ listing, as well as the capital infusion, expands our presence to additional investors in North America and will empower us to accelerate our clinical trials and contribute to advancements in the global health and wellness landscape.”

Psyence Biomedical will leverage the funds to expedite its clinical trials and expand its market presence. Psyence Biomed anticipates that the NASDAQ listing will raise Psyence Biomed’s profile, attracting additional investments to support its vision of transforming the health and wellness sector.

Forward Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning.

Forward-looking statements in this communication include statements regarding the intended continuation of Psyence Biomed’s clinical trials, the trading of Psyence Biomed’s securities on the Nasdaq, and the anticipated benefits of a Nasdaq listing. These forward-looking statements are based on a number of assumptions, including the assumptions that Psyence Biomed’s clinical trials will receive the requisite regulatory approvals required to proceed, Psyence Biomed will be able to allocate funds adequately and appropriately to pursue its clinical trial goals and that there will be appetite in the North American markets for Psyence Biomed’s securities.

There are numerous risks and uncertainties that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, among others: (i) the ability of Psyence Biomed to realize the benefits expected from the Business Combination and to maintain the listing of its common shares and warrants on NASDAQ; (ii) volatility in the price of the securities of Psyence Biomed due to a variety of factors, including changes in the competitive and highly regulated industries in which Psyence Biomed operates, variations in performance across competitors, changes in laws and regulations affecting Psyence Biomed’s business and changes in Psyence Biomed’s capital structure; (iii) Psyence Biomed’s ability to achieve successful clinical results; (iv) Psyence Biomed’s ability to obtain regulatory approval for its product candidates, and any related restrictions or limitations of any approved products and (v) Psyence Biomed’s ability to obtain licensing of third-party intellectual property rights for future discovery and development of Psyence Biomed’s product candidates. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement on Form F-4, filed by Psyence Biomed with the SEC and declared effective on November 13, 2023 and other documents filed by Newcourt and Psyence Biomed from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Actual results and future events could differ materially from those anticipated in such information. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. Except as required by law, Psyence Biomed does not intend to update these forward-looking statements.

Contact Information

Email: ir@psyence.com

Media Inquiries: media@psyence.com

General Information: info@psyence.com

Phone: +1 416-477-1708

About Psyence Group and Psyence Biomed:

Psyence Group is a life science biotechnology company listed on the Canadian Securities Exchange (CSE: PSYG), with a focus on natural psychedelics. The Psyence Biomed Division works with natural psilocybin products for the healing of psychological trauma and its mental health consequences in the context of palliative care. Our name “Psyence” combines the words psychedelic and science to affirm our commitment to producing psychedelic medicines developed through evidence-based research.

Informed by nature and guided by science, we built and operate one of the world’s first federally licensed commercial psilocybin mushroom cultivation and production facilities in Southern Africa. Our team brings international experience in both business and science and includes experts in mycology, neurology, palliative care, and drug development. We work to develop advanced natural psilocybin products for clinical research and development. Our key divisions, Psyence Production, Psyence Therapeutics and Psyence Function, anchor an international collaboration, with operations in Canada, the United Kingdom, Southern Africa, and a presence in the United States and Australia.

Learn more at www.psyence.com and on Twitter, Instagram and LinkedIn.

About Newcourt Acquisition Corp:

Newcourt Acquisition Corp is a Special Purpose Acquisition Company (SPAC) committed to identifying and merging with high-potential companies. Newcourt focuses on creating value for its shareholders by facilitating strategic business combinations with companies that demonstrate strong growth prospects and a commitment to excellence.